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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 25, 2020
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Evergy, Inc.
(Exact Name of Registrant as Specified in Charter)
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Missouri	001-38515	82-2733395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Main Street
Kansas City, Missouri 64105
(Address of Principal Executive Offices, and Zip Code)

(816) 556-2200
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Evergy, Inc. common stock	EVRG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement
On March 25, 2020, Evergy, Inc. (“Evergy”) and Elliott Investment Management L.P., Elliott Associates, L.P. and Elliott International, L.P. (collectively, “Elliott”) entered into an Amendment (the “Amendment”) to the Agreement, dated as of February 28, 2020 (the “Agreement”), between Evergy and Elliott.

The Strategic Review & Operations Committee (the “Committee”), formed on March 3, 2020 in connection with the Agreement, has commenced its review consistent with the Committee’s charter and is continuing to advance its work. Given recent developments related to the COVID-19 illness, including with respect to the implementation of certain measures intended to safeguard the health and safety of Evergy employees and the external population, the effects on travel, the feasibility of in-person meetings and the volatility of economic and financial markets, Evergy’s board of directors (the “Board”) determined, following the recommendation of the Committee and discussions with Elliott, that it is in the best interests of Evergy to extend certain dates set forth in the Agreement (and the corresponding dates in the Committee’s charter) to allow additional time to conduct the Committee’s review. Specifically, pursuant to the Amendment, the deadline for the Committee to present a formal recommendation to the Board has been extended from May 30, 2020 to July 30, 2020; the deadline for the Board to vote on such recommendation has been extended from June 17, 2020 to August 17, 2020; and, if Evergy pursues a Modified Standalone Plan (as defined in the Agreement), the deadline for the public presentation of such Modified Standalone Plan to the investor community has been extended from September 4, 2020 to October 14, 2020.
The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Amendment, dated March 25, 2020, among Evergy, Inc., Elliott Investment Management L.P., Elliott Associates, L.P. and Elliott International, L.P.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evergy, Inc.

	By:	/s/ Heather A. Humphrey
Heather A. Humphrey
Senior Vice President, General Counsel and Corporate Secretary

Date: March 26, 2020